SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


 Date of Report (Date earliest event reported) September 5, 1996


Commission   Registrant, State of Incorporation,     I.R.S.
File Number  Address and Telephone Number            Employer
                                                     Identifica
                                                     tion No.
1-11299      ENTERGY CORPORATION                     72-1229752
             (a Delaware corporation)
             639 Loyola Avenue
             New Orleans, Louisiana  70113
             Telephone (504) 529-5262

1-2703       ENTERGY GULF STATES, INC.               74-0662730
             (a Texas corporation)
             350 Pine Street
             Beaumont, Texas  77701
             Telephone (409) 838-6631

1-8474       ENTERGY LOUISIANA, INC.                 72-0245590
             (a Louisiana corporation)
             639 Loyola Avenue
             New Orleans, Louisiana 70113
             Telephone (504) 529-5262



Form 8-K                                                   Page 1
September 6, 1996



Item 5.   Other Information

          Entergy Corporation, Entergy Gulf States, Inc. and
          Entergy Louisiana, Inc.


     On September 5, 1996, Entergy Gulf States, Inc. and Entergy

Louisiana, Inc. filed with the Louisiana Public Service

Commission proposals designed to achieve an orderly transition to retail electric competition in Louisiana, while protecting

certain classes of ratepayers from unfairly bearing the burden of cost shifting.

     The proposals do not increase rates for any customer class,

but provide for a universal service charge for customers that remain connected to the Entergy Gulf States, Inc. or Entergy

Louisiana, Inc. electric distribution systems but choose to

purchase their electricity from another source.  For customers that continue to purchase electricity from these utilities,

electric bills would not increase under these proposals because the charge is already included in electric rates.

     The plan also includes a base rate freeze, which would be

put into effect for seven years in the Entergy Gulf States, Inc.

and Entergy Louisiana, Inc. service areas within Louisiana.

These companies also would make certain accounting adjustments to permit a complete recovery of the investment in the River Bend and Waterford 3 nuclear units in seven years, which would be about one-fourth the currently authorized recovery period.



Form 8-K                                                   Page 2
September 6, 1996





     The Louisiana Public Service Commission is studying the

issue of electric competition in a proceeding that it instituted in 1995.  Both Entergy Gulf States, Inc. and Entergy Louisiana,

Inc. are participants in that proceeding.

     Entergy Gulf States, Inc. is a wholly-owned electric and gas utility subsidiary, and Entergy Louisiana, Inc. is a wholly-owned electric utility subsidiary, of Entergy Corporation.


Form 8-K                                                   Page 3
September 6, 1996



                            SIGNATURE


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ENTERGY CORPORATION



                                 By: /s/ Louis E. Buck, Jr.
                                        Louis E. Buck, Jr.
                                     Vice President and Chief
                                        Accounting Officer


                                 ENTERGY GULF STATES, INC.


                                 By: /s/ Louis E. Buck, Jr.
                                        Louis E. Buck, Jr.
                                     Vice President and Chief
                                        Accounting Officer


                                 ENTERGY LOUISIANA, INC.



                                 By: /s/ Louis E. Buck, Jr.
                                        Louis E. Buck, Jr.
                                     Vice President and Chief
                                        Accounting Officer




Dated: September 6, 1996